UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: October 31, 2015

Date of reporting period: April 30, 2015

Item 1.	Reports to Stockholders.

The Advisors' Inner Circle Fund

ICM Small Company Portfolio

Semi-Annual Report **April 30, 2015**

Investment Adviser:

Investment Counselors of Maryland, LLC

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2015 (Unaudited)

The Portfolio files its complete schedule of investments of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Portfolio’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-234-5426; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2015 (Unaudited)

Dear Shareholder:

Despite an up and down market, the S&P 500 Index finished the first half of the fiscal year surprisingly with a 4.4% gain. We say “surprisingly” because business fundamentals actually deteriorated somewhat during the winter months. For the second year in a row, the U.S. economy experienced a sharp slowdown in the first quarter, illustrated by the recent soft readings of the U.S. Purchasing Managers Indexes and the lackluster new job creation for March. Forecasters, in turn, have reduced their earnings estimates for the S&P 500 this year by 5.4%. Some observers blame the harsh winter conditions (particularly in the Northeast) for this “soft patch,” but we believe the real culprits are more likely the continued appreciation of the U.S. Dollar and the plunge in energy prices over the last six months, both of which have had a dampening effect on corporate profits. Regardless of the cause of the slowdown, it is clear that the current economic expansion continues to be a fragile one.

After lagging in 2014, small cap stocks (as measured by the Russell 2000® Index) regained their leadership by a slight margin in the fiscal semi-annual period, advancing 4.65%. Small cap growth equities (as measured by the Russell 2000® Growth Index) were the clear winner, rising 7.25%, largely due to their heavy weighting in the health care and technology sectors. The ICM Small Company Portfolio (the “Fund” or the “Portfolio”) had a solid fiscal semi-annual period, gaining 2.46%, which bested the performance of its benchmark, the Russell 2000® Value Index (the “Benchmark”), by 41 basis points.

	Total Returns (%)
	1st Fiscal Qtr	3nd Fiscal Qtr	1st Half of Fiscal Year
	Nov. 1, 2014- Jan. 31, 2015	Feb 1, 2015- Apr. 30, 2015	Nov. 1, 2014- Apr. 30, 2015
ICM Small Co. Portfolio*	-2.47	5.05	2.46
Russell 2000® Value Index	-2.00	4.14	2.05
Russell 2000® Index	-0.37	5.03	4.65
Russell 2000® Growth Index	1.26	5.91	7.25
S&P 500 Index	-0.64	5.07	4.40

*	The returns shown for the ICM Small Company Portfolio are net of all fees and expenses.

Total annual Fund operating expenses are 0.98%.

Periods greater than one year are annualized. Total returns assume reinvestment of all dividends and capital gains.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent moth end, please call 1-866-234-5426 or visit our website at www.icomd.com. Performance through 3/31/15 is 3.79% (one year), 12.43% (annualized five year) and 8.67% (annualized 10 year).

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2015 (Unaudited)

The Fund’s Technology sector holdings were strong absolute and relative performers for the fiscal semi-annual period, advancing 9.4%, more than double the 4.3% gain of benchmark peers. While several names had excellent returns, II-VI Incorporated, a maker of engineered materials and opto-electronic components, was a standout, gaining 32%. After struggling in recent years with the integration of a number of acquisitions, the Company has been executing well with the assistance of a new chief financial officer, and earnings results have begun to exceed the market’s expectations.

Continuing its struggles from the second half of 2014, the Energy sector of the Russell 2000® Value Index performed poorly, falling 22.5%. Oil prices (WTI) were quite volatile during the fiscal semi-annual period, and ultimately fell 27%, dragging down the shares of exploration and production companies and equipment and service providers alike. The Portfolio’s Energy holdings performed better, falling 13.9%. Leading this performance were the shares of McDermott International, an engineering and construction firm focused on off-shore oil production. The stock sold off dramatically last year as oil prices collapsed, but the Company has continued to book new business and the stock has risen 37% during the time period as the market is beginning to recognize the value of the Company’s very tangible assets, which we project to be close to $9 per share, twice the stock’s current level. The Fund’s exploration & production holdings fell 22%, slightly less than the benchmark peers, which fell 27%. The Portfolio continues to maintain a modest overweight of the energy sector. While we cannot predict the short term direction of energy prices, we believe the longer term direction is positive. In the meantime, we continue to favor companies with well-located, low-cost properties, strong management teams and well-capitalized production programs.

The biggest detractor to relative performance this period was the Consumer Discretionary sector, which gained only 6.0% versus the 8.4% gain for the benchmark constituents. While the results within the sector were mixed, the lack of exposure to the leisure industry, which advanced almost 20% on the heels of very strong performance from one stock in particular, was the biggest factor in this underperformance. Also of note was auto retailer Group 1 Automotive (“Group 1”), which declined 7% for the period. Although Group 1 continues to experience solid earnings growth, the market is concerned with the Company’s exposure to Texas, which could be negatively impacted by the lower price of oil.

The only other sizeable drag on relative performance this fiscal semi-annual period came from the Fund’s regional bank holdings, which fell 0.3% compared to a 1.3% gain for benchmark peers. Prosperity Bancshares, a Houston, TX based bank, was the main culprit, falling almost 11% for the period. As in the case of Group 1, the bank’s high concentration of business in areas of the country with significant energy exposure caused considerable concern for the market. We exited the position as our investment thesis had played out, which freed up cash for more compelling opportunities.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2015 (Unaudited)

The recent sharp reduction in earnings estimates for the S&P 500 has left the index trading at 17.4 times 2015 earnings, a level somewhat higher than the historical average. By comparison, the Russell 2000® Index and ICM Small Company Portfolio trade for 19.5 times and 15.5 times 2015 estimates, respectively. For now, the market seems to be viewing the recent hit to earnings from falling oil prices and the surging dollar as a one-time, temporary headwind, with earnings growth resuming later in the year. Stability in the dollar and oil prices, therefore, are a likely an important predicate to a healthy stock market. Within the indexes, we look for industrial companies to begin to outperform. Sentiment for the sector is low and estimates have been significantly reduced heading into the first quarter reporting season, which will most certainly be weak. At the same time, earnings should improve throughout the year helped in part by an improving European economy, which is beginning to see the benefits of depreciated Euro and the stimulative effects of the European Central Bank’s recently launched bond buying program.

Respectfully,

William V. Heaphy, CFA

Principal

Investment Counselors of Maryland, LLC

The material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any stock. Neither this material nor any accompanying oral presentation or remarks by a representative is intended to constitute a recommendation of the Fund or a determination of suitability.

Portfolio holdings are subject to change and should not be considered investment advice or a recommendation to buy securities.

There are risks involved with investing in mutual funds, including loss of principal. In addition to the normal risks involved with investing in mutual funds, including loss of principal, investments in smaller companies typically exhibit higher volatility. Current and future holdings are subject to risk.

Index returns are for illustrative purposes only and do not represent actual fund performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2015 (Unaudited)

Definition of the Comparative Indices

Russell 2000® Value Index is a subset of the Russell 2000® Index that contains those securities with lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

Russell 2000® Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

Russell 2000® Growth Index is a subset of the Russell 2000® Index that contains those securities with higher price-to-book ratios and price-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.

S&P 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The return per the total return index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2015 (Unaudited)

SECTOR WEIGHTINGS†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 97.3%‡
	Shares	Value

CONSUMER DISCRETIONARY — 13.5%
ANN*	212,331	$8,038,851
Ascena Retail Group*	930,700	13,951,193
Black Diamond*	316,475	2,851,440
Children’s Place	171,250	10,388,025
Crocs*	669,275	8,834,430
Finish Line, Cl A	361,509	8,867,816
FTI Consulting*	292,012	12,004,613
Group 1 Automotive	131,897	10,417,225
Hillenbrand	304,686	8,954,722
Insight Enterprises*	191,116	5,469,740
Malibu Boats, Cl A*	119,400	2,527,698
MDC Holdings	457,871	12,289,258
Orbotech*	532,717	9,562,270
Regis*	532,633	8,799,097
Tetra Tech	330,600	8,962,566
TRI Pointe Homes*	546,200	7,799,736
Winnebago Industries	261,400	5,413,594

		145,132,274

CONSUMER STAPLES — 0.8%
Snyder’s-Lance	279,182	8,244,245

ENERGY — 2.7%
Bonanza Creek Energy*	385,313	10,619,226
Carrizo Oil & Gas*	155,405	8,660,721
Key Energy Services*	359,240	876,546

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2015 (Unaudited)

COMMON STOCK — continued
	Shares	Value

ENERGY — continued
Matrix Service*	331,192	$7,276,288
SAExploration Holdings*	414,260	1,333,917

		28,766,698

FINANCIAL SERVICES — 26.6%
Ameris Bancorp	524,091	13,097,034
BNC Bancorp	26,400	481,800
Boston Private Financial Holdings	615,820	8,098,033
Brandywine Realty Trust†	554,748	8,088,226
Bryn Mawr Bank	370,239	11,140,492
Campus Crest Communities†	827,725	5,239,499
CatchMark Timber Trust, Cl A†	675,600	7,836,960
ConnectOne Bancorp	561,800	10,797,796
DuPont Fabros Technology†	334,189	10,409,987
Eagle Bancorp*	238,884	8,805,264
Enterprise Financial Services	450,137	9,241,313
Excel Trust†	736,200	11,668,770
First Merchants	260,443	5,878,199
Flushing Financial	375,108	7,187,069
FNB	741,941	9,845,557
Hanmi Financial	539,798	11,486,901
Hanover Insurance Group	118,123	8,099,694
Heritage Financial	607,265	10,262,779
HomeTrust Bancshares*	543,357	8,498,103
Infinity Property & Casualty	60,239	4,466,722
Kite Realty Group Trust†	528,143	13,837,346
Lexington Realty Trust†	508,758	4,716,187
Navigators Group*	110,421	8,618,359
Parkway Properties†	336,151	5,469,177
Pebblebrook Hotel Trust†	280,382	12,039,603
ProAssurance	123,273	5,541,121
QTS Realty Trust*	227,800	8,262,306
Selective Insurance Group	158,003	4,256,601
South State	194,200	13,151,224
Southwest Bancorp	416,910	7,183,359
Sterling Bancorp	386,400	5,015,472
TriCo Bancshares	360,037	8,396,063
United Financial Bancorp	877,297	11,185,537
Yadkin Financial*	410,200	8,072,736

		286,375,289

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2015 (Unaudited)

COMMON STOCK — continued
	Shares	Value

HEALTH CARE — 6.0%
Bio-Rad Laboratories, Cl A*	67,637	$9,093,795
Charles River Laboratories International*	98,022	6,779,201
CONMED	243,823	12,247,229
Haemonetics*	270,865	10,978,159
Hill-Rom Holdings	191,617	9,569,353
Owens & Minor	232,698	7,846,576
WellCare Health Plans*	108,967	8,437,315

		64,951,628

INDUSTRIALS — 7.9%
Alamo Group	91,518	5,653,982
Altra Industrial Motion	392,592	10,352,651
Applied Industrial Technologies	122,000	5,095,940
EnPro Industries	51,840	3,318,278
Greif, Cl A	46,935	1,913,071
Knowles*	192,900	3,697,893
McDermott International*	2,214,195	11,624,524
MYR Group*	416,762	12,219,462
Orbital ATK	156,082	11,418,959
SP Plus*	450,244	10,247,553
Standex International	44,800	3,622,976
TAL International Group	162,993	6,281,750

		85,447,039

INFORMATION TECHNOLOGY — 1.7%
Acxiom*	244,500	4,268,970
Electro Scientific Industries	940,763	5,362,349
Perficient*	401,500	8,282,945

		17,914,264

MATERIALS — 1.6%
Innospec	162,071	7,082,503
Kaiser Aluminum	128,900	10,359,693

		17,442,196

MATERIALS & PROCESSING — 11.3%
ABM Industries	412,321	13,214,888
AptarGroup	111,186	6,901,315
Belden CDT	145,447	12,210,276
Brady, Cl A	466,134	12,413,148

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2015 (Unaudited)

COMMON STOCK — continued
	Shares	Value

MATERIALS & PROCESSING — continued
Carpenter Technology	246,599	$10,665,407
HB Fuller	185,962	7,767,633
Innophos Holdings	156,943	8,292,868
Kraton Performance Polymers*	295,634	6,663,590
OM Group	429,545	12,903,532
OMNOVA Solutions*	994,528	7,946,279
Rogers*	184,569	13,420,012
United Stationers	243,913	9,905,307

		122,304,255

PRODUCER DURABLES — 14.5%
Actuant, Cl A	451,643	10,758,136
Albany International, Cl A	239,815	9,400,748
Briggs & Stratton	267,950	5,238,423
CBIZ*	1,021,511	9,234,460
Compass Diversified Holdings (A)	611,655	10,532,699
ESCO Technologies	369,541	13,562,155
Granite Construction	319,030	11,073,531
Heartland Express	534,353	11,178,665
II-VI*	763,410	13,581,064
Kaman	224,446	9,361,643
Littelfuse	78,184	7,661,250
Marten Transport	329,706	7,339,255
Methode Electronics	338,879	14,388,802
Regal Beloit	137,881	10,782,294
Triumph Group	161,193	9,549,073
Ultratech*	154,000	3,073,840

		156,716,038

TECHNOLOGY — 8.1%
Brooks Automation	533,200	5,737,232
Coherent*	174,715	10,482,900
Emulex*	733,060	5,879,141
FormFactor*	1,002,752	7,991,933
GSI Group*	746,338	9,911,369
Harmonic*	838,762	5,879,722
Integrated Device Technology*	507,134	9,224,768
IXYS	811,900	9,182,589
ON Semiconductor*	290,634	3,348,104

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2015 (Unaudited)

COMMON STOCK — continued
	Shares	Value

TECHNOLOGY — continued
Plantronics	198,338	$10,565,465
Plexus*	221,411	9,531,743

		87,734,966

UTILITIES — 2.6%
IDACORP	179,947	10,856,202
Laclede Group	81,760	4,245,797
NorthWestern	246,200	12,824,558

		27,926,557

TOTAL COMMON STOCK (Cost $840,219,459)		1,048,955,449

SHORT-TERM INVESTMENT (B) — 2.4%
Dreyfus Treasury Prime Cash Management, Cl A 0.000%, (Cost $25,938,016)	25,938,016	25,938,016

TOTAL INVESTMENTS — 99.7% (Cost $866,157,475)		$1,074,893,465

Percentages are based on Net Assets of $1,078,027,768.

(A)	Security considered to be a Master Limited Partnership. The total value of such security as of April 30, 2015 was $10,532,699 or 0.98% of Net Assets.

(B)	The rate shown is the 7-day effective yield as of April 30, 2015.

*	Non-income producing security.

†	Real Estate Investment Trust

‡	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

Cl	Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2015 (Unaudited)

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $866,157,475)	$1,074,893,465
Receivable for Capital Shares Sold	8,204,269
Receivable for Investment Securities Sold	7,768,298
Dividends and Interest Receivable	368,790
Prepaid Expenses	18,921

Total Assets	1,091,253,743

Liabilities:
Payable for Investment Securities Purchased	11,520,023
Shareholder Servicing Fees payable	760,166
Payable due to Investment Advisor	629,073
Payable for Capital Shares Redeemed	207,892
Payable due to Administrator	46,097
Chief Compliance Officer Fees Payable	3,123
Payable due to Trustees	1,339
Other Accrued Expenses	58,262

Total Liabilities:	13,225,975

Net Assets	$1,078,027,768

Net Assets Consist of:
Paid-in-Capital	$814,739,511
Undistributed Net Investment Income	1,414,706
Accumulated Net Realized Gain on Investments	53,137,561
Net Unrealized Appreciation on Investments	208,735,990

Net Assets	$1,078,027,768

Institutional Shares:
Outstanding Shares of Beneficial Interest (unlimited authorization – no par value)	37,513,176

Net Asset Value, Offering and Redemption Price Per Share	$28.74

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO FOR THE
SIX MONTHS ENDED
APRIL 30, 2015 (Unaudited)

STATEMENT OF OPERATIONS

Investment Income
Dividends	$7,076,862

Total Income	7,076,862

Expenses
Investment Advisory Fees	3,691,760
Administration Fees	274,417
Trustees’ Fees	5,240
Chief Compliance Officer Fees	4,105
Shareholder Servicing Fees	1,059,012
Transfer Agent Fees	40,945
Printing Fees	25,285
Custodian Fees	23,890
Legal Fees	14,706
Audit Fees	12,140
Registration and Filing Fees	9,843
Other Expenses	14,337

Total Expenses	5,175,680

Less: Fees Paid Indirectly (See Note 4)	(16)
Net Expenses	5,175,664

Net Investment Income	1,901,198

Net Realized Gain on Investments	52,306,077
Net Change in Unrealized Appreciation/(Depreciation) on Investments	(29,272,104)

Total Net Realized and Unrealized Gain on Investments	23,033,973

Net Increase in Net Assets Resulting from Operations	$24,935,171

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014

Operations:
Net Investment Income	$1,901,198	$3,280,081
Net Realized Gain on Investments	52,306,077	239,546,427
Net Change in Unrealized Appreciation/(Depreciation) on Investments	(29,272,104)	(166,259,680)

Net Increase in Net Assets Resulting from Operations	24,935,171	76,566,828

Dividends and Distributions:
Net Investment Income	(1,644,613)	(5,627,931)
Net Realized Gains	(203,556,220)	(139,132,464)

Total Dividends and Distributions	(205,200,833)	(144,760,395)

Capital Share Transactions:
Issued	90,929,714	130,116,169
In Lieu of Cash Distributions	202,748,990	142,575,256
Redeemed	(155,818,296)	(512,263,669)

Net Increase/(Decrease) in Net Assets from Capital Share Transactions	137,860,408	(239,572,244)

Total Decrease in Net Assets	(42,405,254)	(307,765,811)
Net Assets:
Beginning of Period	1,120,433,022	1,428,198,833

End of Period	$1,078,027,768	$1,120,433,022

Undistributed Net Investment Income	$1,414,706	$1,158,121

Share Transactions:
Issued	3,127,057	3,687,467
In Lieu of Cash Distributions	7,140,335	4,289,656
Redeemed	(4,818,531)	(14,929,682)

Net Increase/(Decrease) in Shares Outstanding from Share Transactions	5,448,861	(6,952,559)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year or Period

	Six Months Ended April 30, 2015 (Unaudited)		Years Ended October 31,
			2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$34.94		$36.60	$28.84	$28.61	$27.10	$22.38

Income from Operations:
Net Investment Income*	0.05		0.09	0.20	0.09	0.05	0.07
Net Realized and Unrealized Gain	0.71		1.98	9.59	2.81	1.53	4.76

Total from Operations	0.76		2.07	9.79	2.90	1.58	4.83

Dividends and Distributions:
Net Investment Income	(0.04)		(0.14)	(0.15)	(0.05)	(0.07)	(0.11)
Net Realized Gain	(6.92)		(3.59)	(1.88)	(2.62)	—	—

Total Dividends and Distributions	(6.96)		(3.73)	(2.03)	(2.67)	(0.07)	(0.11)

Net Asset Value, End of Period	$28.74		$34.94	$36.60	$28.84	$28.61	$27.10

Total Return†	2.46%		6.21%	36.32%	11.54%	5.83%	21.60%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$1,078,028		$1,120,433	$1,428,199	$1,181,670	$1,235,797	$1,309,074
Ratio of Expenses to Average Net Assets(1)	0.98	%**	0.96%	0.93%	0.92%	0.92%	0.92%
Ratio of Net Investment Income to Average Net Assets	0.36	%**	0.26%	0.64%	0.33%	0.18%	0.27%
Portfolio Turnover Rate	14	%***	24%	21%	19%	30%	24%

(1)	The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been the same as the ratio reported.

*	Per share calculations were performed using average shares for the period.

**	Annualized.

***	Not annualized.

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of shares.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2015

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 54 portfolios. The financial statements herein are those of the ICM Small Company Portfolio (the “Portfolio”). The Portfolio seeks maximum, long-term total return consistent with reasonable risk to principal by investing primarily in common stocks of smaller companies measured in terms of revenues and assets and, more importantly, in terms of market capitalization. The Portfolio, a diversified portfolio, normally seeks to achieve its objective by investing at least 80% of its net assets at the time of initial purchase in common stocks of companies that have market capitalizations that are under $2 billion. The Portfolio may invest in equity securities listed on the New York and American Stock Exchanges or traded on the over-the-counter markets operated by the FINRA. The Portfolio invests mainly in common stocks, but it may also invest in other types of equity securities. The financial statements of the remaining portfolios of the Trust are presented separately. The assets of each portfolio are segregated, and a shareholder’s interest is limited to the portfolio in which shares are held.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Portfolio.

Use of Estimates — The Portfolio is an investment company as defined in accounting principles generally accepted in the United States of America (“U.S. GAAP”). Therefore, the Portfolio follows the accounting and reporting guidelines for investment companies. The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2015

counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Portfolio’s Board of Trustees (the “Board”). The Portfolio’s fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of April 30, 2015, there were no fair valued securities.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Portfolio discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Portfolio has the ability to access at the measurement date;

•	Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2015

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of April 30, 2015, all of the Portfolio’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP. For details of investment classification, see the schedule of investments.

For the six months ended April 30, 2015, there have been no transfers between Level 1 and Level 2 assets and liabilities. For the six months ended April 30, 2015, there were no Level 3 securities.

For the six months ended April 30, 2015, there have been no significant changes to the Portfolio’s fair value methodologies.

Federal Income Taxes — It is the Portfolio’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Portfolio evaluates tax positions taken or expected to be taken in the course of preparing the Portfolio’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Portfolio did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends and the current tax year, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2015

As of and during the six months ended April 30, 2015, the Portfolio did not have a liability for any unrecognized tax expenses. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period the Portfolio did not incur any significant interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date.

Expenses — Most expenses of the Trust can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed to a particular portfolio are apportioned among the portfolios of the Trust based on the number of portfolios and/or relative net assets.

Dividends and Distributions to Shareholders — The Portfolio distributes substantially all of its net investment income, if any, quarterly. Any net realized capital gains are distributed at least annually. All distributions are recorded on ex-dividend date. The Portfolio’s distributions to shareholders may include a return of capital received from Real Estate Investment Trusts (“REITs”).

Investments in REITs — With respect to the Portfolio, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Master Limited Partnerships — The Portfolio may invest in master limited partnerships (“MLPs”). MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include activities such as the exploration, development, mining, production,

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2015

processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management.

3. Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisers and service providers as required by SEC regulations. The CCO’s services have been approved by the Board.

4. Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Portfolio and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Portfolio. For these services, the administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Portfolio. For the six month period ended April 30, 2015, the Portfolio paid $274,417 for these services.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2015

Certain brokers, dealers, banks, trust companies and other financial representatives receive compensation from the Portfolio for providing a variety of services, including record keeping and transaction processing. Such fees are based on the assets of the Portfolio that are serviced by the financial representative. Such fees are paid by the Portfolio to the extent that the number of accounts serviced by the financial representative multiplied by the account fee charged by the Portfolio’s transfer agent would not exceed the amount that would have been charged had the accounts serviced by the financial representative been registered directly through the transfer agent. All fees in excess of this calculated amount are paid by Investment Counselors of Maryland, LLC (the “Adviser”). These fees are disclosed on the Statement of Operations as Shareholder Servicing Fees.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Portfolio under a transfer agency agreement with the Trust.

The Portfolio may earn cash management credits which can be used to offset transfer agent expenses. During the six months ended April 30, 2015, the Portfolio earned credits of $16 which were used to offset transfer agent expenses. This amount is labeled as “Fees Paid Indirectly” on the Statement of Operations.

MUFG Union Bank, N.A. (formerly Union Bank, N.A.) acts as custodian (the “Custodian”) for the Portfolio. The Custodian plays no role in determining the investment policies of the Portfolio or which securities are to be purchased or sold by the Portfolio.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser, owned in part by Investment Counselors of Maryland, Inc., a company wholly-owned by OM Asset Management plc. and ICM Management LLC, a company wholly-owned by nine officers of the Adviser, provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.70% of the Portfolio’s average daily net assets.

6. Investment Transactions:

For the six months ended April 30, 2015, the Portfolio made purchases of $143,197,169 and had sales of $211,895,926 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2015

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. As a result, the net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions made during such period. These book/tax differences may be temporary or permanent in nature.

Permanent book and tax differences primarily relating to equalization and distributions received from partnerships resulted in reclassification to undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital.

To the extent these differences are permanent in nature they are charged or credited to paid in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the difference arise.

The tax character of ordinary dividends and capital gain distributions declared during the last two fiscal years was as follows:

	Ordinary Income	Long-Term Capital Gains	Total
2014	$15,167,932	$129,592,463	$144,760,395
2013	10,861,090	71,882,340	82,743,430

As of October 31, 2014, the components of Distributable Earnings on a tax basis were as follows:

Undistributed Ordinary Income	$11,513,913
Undistributed Long-Term Capital Gains	193,198,328
Net Unrealized Appreciation	238,841,659
Other Temporary Differences	19

Total Distributable Earnings	$443,553,919

For Federal income tax purposes, the difference between Federal tax cost and book cost primarily relates to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in the future years, and partnerships.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2015

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Portfolio at April 30, 2015, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$866,157,475	$247,022,411	$(38,286,421)	$208,735,990

8. Other:

At April 30, 2015, 40% of total shares outstanding were held by two record shareholders each owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of various shareholders.

In the normal course of business, the Portfolio enters into contracts that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

9. New Accounting Pronouncement:

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”. The amendments in this update are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (“NAV”) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. At this time, management is evaluating the implications of ASU No. 2015-07 and its impact on the financial statement disclosures has not yet been determined.

10. Subsequent Events:

The Portfolio has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

DISCLOSURE OF PORTFOLIO EXPENSES (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a mutual fund’s gross income, directly reduce the investment return of a mutual fund. A mutual fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Portfolio’s costs in two ways.

•

Actual Portfolio return. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Portfolio’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply the result by the number given for your Portfolio under the heading “Expenses Paid During Period.”

•

Hypothetical 5% return. This section is intended to help you compare your Portfolio’s costs with those of other mutual funds. It assumes that the Portfolio had a return of 5% before expenses during the year, but that the expense ratio is unchanged. In this case, because the return used is not the Portfolio’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your Portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Portfolio’s actual return — the account values shown may not apply to your specific investment.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

DISCLOSURE OF PORTFOLIO EXPENSES (Unaudited) (Concluded)

	Beginning Account Value 11/1/14	Ending Account Value 04/30/2015	Annualized Expense Ratio	Expenses Paid During Period*
Actual Portfolio Return	$1,000.00	$1,024.60	0.98%	$4.92
Hypothetical 5% Return	1,000.00	1,019.93	0.98%	4.91

*	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2015

APPROVAL OF INVESTMENT ADVISOR AGREEMENT (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on February 10, 2015 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance systems; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2015

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect any economies of scale being realized by the Adviser for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel and the resources of the Adviser. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment approach for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Fund and the Adviser

The Board was provided with information regarding the Fund’s performance since the Agreement was last renewed, as well as information regarding the Fund’s performance over other time periods including since its inception. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2015

performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees considered reasons for the underperformance of the Fund relative to its benchmark. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fees to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to institutional and other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates. The Trustees noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2015

scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board was unable to conclude that economies of scale, if any, were not appropriately shared with the Fund.

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

ICM Small Company Portfolio

P.O. Box 219009

Kansas City, MO 64121

866-234-5426

Adviser:

Investment Counselors of Maryland, LLC

300 East Lombard Street

Suite 810

Baltimore, MD 21202

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Portfolio described.

ICM-SA-001-1400

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: June 26, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President
Date: June 26, 2015

By (Signature and Title)	/s/ Rami Abdel-Rahman
Rami Abdel-Rahman
Treasurer, Controller & CFO

Date: June 26, 2015